EXHIBIT 99.1
                                  ------------

                 Computational Materials and/or ABS Term Sheet.

                                  CWHL 05-17
                            Whole Loan 30YR Jumbo





AAA Size                                   $400MM approx.

GWAC                                        6.00% +/-10bps

WAM                                           358 +/- 2 months

Avg Loan Balance                            $540K approx. +/- 10K

California                                    50% max

SF / PUD                                      93% approx.   +/- 10

Owner Occupancy                               94% approx.   +/- 10

Cashout                                       29% approx.   +/- 10

WA FICO                                       743 approx.   +/- 10

WA LTV                                        72% approx.

Interest Only Loans                         10.0% max

AAA Ratings                           2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level               3.00% approx.

Pricing Speed                                300% PSA

Settlement Date                           7/29/05





                           All numbers approximate.
                   All tranches subject to 5% size variance.
                               10% Cleanup Call
                         (Logo Omitted) UBS Investment
                                            Bank

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                             CWHL 05-17 (Group 2)
                        Whole Loan 30YR Jumbo Fixed IO

AAA Size                                            $210MM approx.

GWAC                                                 6.08% +/-10bps

WAM                                                    358 +/- 2 months

Avg Loan Balance                                     $585K approx.

California                                             50% max

SF / PUD                                               94% approx.

Owner Occupancy                                        93% approx.

Cashout                                                19% approx.

WA FICO                                                743 approx.

WA LTV                                                 74% approx.

Interest Only Loans                                100.00%

AAA Ratings                                    2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                        3.75% approx.

Pricing Speed                                         300% PSA

Settlement Date                                   7/29/05




                           All numbers approximate.
                   All tranches subject to 5% size variance.
                               10% Cleanup Call
                         (Logo Omitted) UBS Investment
                                            Bank

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.